UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      January 11, 2007_______________________

DeVry Inc.
(Exact name of registrant as specified in its charter)

                DELAWARE                             1-13988                              36-3150143
                                               (State or other jurisdiction          (Commission                     (IRS Employer
                                                 of incorporation)                              File Number)                  Identification No.)

ONE TOWER LANE, OAKBROOK TERRACE, IL                                            60181
(Address of principal executive offices)                                        (Zip Code)

Registrant’s telephone number, including area code   (630)571-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Total number of pages: 153

DEVRY INC.
FORM 8-K INDEX

Page No.

Item 1.01 - Entry into a Material Definitive Agreement                        3

Item 9.01 - Financial Statements and Exhibits                               3

Signatures                                                         4

Exhibit Index                                                        5

Item 1.01 - Entry into a Material Definitive Agreement

On January 11, 2007, DeVry Inc. (the “Company”), its subsidiary - Global Education International, the Company’s lenders, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and Letter of Credit (L/C) Issuer, entered into a Third Amendment to the Credit Agreement dated as of May 16, 2003, and amended as of June 29, 2004 and September 30, 2005. This agreement amends or modifies certain aspects of the Credit Agreement so as to, among other things: (i) extend the maturity date to January 11, 2012, (ii) decrease the spread on applicable interest and fee rates, (iii) revise certain financial covenants, (iv) increase permitted acquisition and restricted payment flexibility, and (v) make certain other changes to the Credit Agreement, all as more fully detailed in the Third Amendment included as Exhibit 4.1 to this Form 8-K.

This agreement is expected to result in more favorable borrowing terms for the Company.

There is no material relationship between the Company or any of its subsidiaries or affiliates and any of the lending parties or the administrative agent, other than in respect of the Credit Agreement as amended and certain banking relationships all entered into in the ordinary course of business.

Item 9.01 - Financial Statements and Exhibits

(d) - Exhibits

4.1
Third Amendment dated January 11, 2007, to the Credit Agreement,dated May 16, 2003, and amended as of June 29, 2004 and September 30, 2005, between DeVry Inc. and Global Education International, Inc., as the Borrowers, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and The Other Lenders Party Hereto (the "Credit Agreement"). The schedules and exhibits to the Credit Agreement have been omitted in accordance with the instructions to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to provide a copy of the schedules and exhibits to the staff of the Securities and Exchange Commission upon request.

.
4.2	Form of U.S. Subsidiary Guaranty, dated May 16, 2003, and amended and restated on January 11, 2007, regarding the Credit Agreement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEVRY INC.
                (REGISTRANT)

Date: January 11, 2007        /s/Richard M. Gunst
                              Richard M. Gunst
                                                                                                                                              Senior Vice President,
                                                                                                                                      Chief Financial Officer
                                                                                                                                              And Treasurer

EXHIBIT INDEX

Exhibit
Number                         Description

4.1	Third Amendment dated January 11, 2007, to the Credit Agreement, dated May 16, 2003, and amended as of June 29, 2004 and
       September 30, 2005, between DeVry Inc. and
       Global Education International, Inc., as the Borrowers,
       Bank of America, N.A., as Administrative Agent, Swing Line
       Lender and L/C Issuer, and The Other Lenders Party Hereto
       (the "Credit Agreement"). The schedules and exhibits to the
       Credit Agreement have been omitted in accordance with the
       instructions to Item 601(b)(2) of Regulation S-K. The
       registrant hereby undertakes to provide a copy of the
       schedules and exhibits to the staff of the Securities and
       Exchange Commission upon request.
4.2	Form of U.S. Subsidiary Guaranty, dated May 16, 2003 and amended and restated on January 11, 2007, regarding the Credit Agreement